UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2019

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 1, 2019, Northern Oil and Gas, Inc. (the “Company”) completed its acquisition (the “VEN Bakken Acquisition”) of certain oil and gas properties and interests from VEN Bakken, LLC (“VEN Bakken”), a wholly-owned subsidiary of Flywheel Bakken, LLC (“Flywheel Bakken”).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 2, 2019 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required audited and unaudited financial statements of Flywheel Bakken as well as the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Flywheel Bakken as of December 31, 2018 and 2017, and for the year ended December 31, 2018 and the period from March 27, 2017 (inception) to December 31, 2017, are filed as Exhibit 99.2 and incorporated by reference herein.

The unaudited consolidated financial statements of Flywheel Bakken as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018 are filed as Exhibit 99.3 and incorporated by reference herein.

(b)    Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company for the year ended December 31, 2018, and as of and for the six months ended June 30, 2019, are furnished as Exhibit 99.4 hereto and incorporated herein by reference. The unaudited pro forma financial statements furnished herewith give effect to the VEN Bakken Acquisition.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.2	Consolidated Financial Statements of Flywheel Bakken as of December 31, 2018 and 2017, and for the year ended December 31, 2018 and the period from March 27, 2017 (inception) to December 31, 2017.

99.3	Consolidated Financial Statements of Flywheel Bakken as of June 30, 2019 and for the three and six month periods ended June 30, 2019 and 2018

99.4	Unaudited Pro Forma Financial Statements of the Company for the year ended December 31, 2018, and as of and for the six months ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2019	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Executive Vice President, General Counsel and Secretary